UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:    811-22392

Cohen & Steers Preferred Securities and Income Fund, Inc.

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

Dana A DeVivo

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212) 832-3232

Date of fiscal year end:    December 31

Date of reporting period:    December 31, 2022

Item 1. Reports to Stockholders.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

To Our Shareholders:

We would like to share with you our report for the year ended December 31, 2022. The total returns for Cohen & Steers Preferred Securities and Income Fund, Inc. (the Fund) and its comparative benchmarks were:

	Six Months Ended December 31, 2022	Year Ended December 31, 2022
Cohen & Steers Preferred Securities and Income Fund:
Class A	0.26%	–12.64%
Class C	–0.08%	–13.23%
Class F	0.43%	–12.31%
Class I	0.40%	–12.37%
Class R	0.18%	–12.83%
Class Z	0.43%	–12.37%
ICE BofA Fixed Rate Preferred Securities Index[a]	–0.79%	–14.60%
Linked Blended Benchmark[a]	0.95%	–12.06%
S&P 500 Index[a]	2.31%	–18.11%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at net asset value (NAV). Performance quoted does not reflect the deduction of the maximum 3.75% initial sales charge on Class A shares or the 1.00% maximum contingent deferred sales charge on Class C shares. The 1.00% maximum contingent deferred sales charge on Class C shares applies if redemption occurs on or before the one year anniversary date of their purchase. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

The Fund makes regular monthly distributions at a level rate (the Policy). Distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. As a result of the Policy, the Fund may pay distributions in excess of the Fund’s investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund’s assets. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

[a]	For benchmark descriptions, see page 7.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Market Review

Preferred securities had a negative total return for the 12-month period ended December 31, 2022, which was a broadly difficult year for financial markets amid slowing growth, high inflation and rising interest rates. In the wake of massive global monetary and fiscal stimulus in response to pandemic-induced economic weakness, a combination of tight labor markets, strong consumer demand and supply chain bottlenecks pushed inflation to a 40-year high. The yield on the 10-year U.S. Treasury note rose sharply, from 1.5% at the start of the period to 3.9% at period end.

In early 2022, the U.S. Federal Reserve raised its fed funds rate for the first time since December 2018, eventually raising the rate to 4.5% during the period while affirming its commitment to reining in inflation. The European Central Bank took similar actions, also indicating a strong desire to fight inflation. In addition, the Bank of Japan entered the fray in December, surprising markets by announcing a wider yield target band for its term sovereign debt in response to a weakening yen. In this environment, preferreds had a significant absolute decline but held up better than more interest rate sensitive securities such as Treasuries and investment-grade corporate bonds. Preferred securities underperformed high-yield debt and short-term corporate bonds.

Fund Performance

The Fund had a negative total return for the period and underperformed its linked blended benchmark.

The macro headwinds facing financial markets notwithstanding, fundamentals for issuers of preferreds remained generally solid. Banks, which are substantial issuers of preferreds, reported earnings that continued to be encouraging from a credit perspective. Positive factors included better-than-expected revenues (due to overall loan growth and expanding net interest margins) and lower-than-expected credit expenses. The outlook for loan losses remained subdued, and bank management teams continued to express optimism about the health of consumers and corporate borrowers alike. While capital ratios declined modestly as excess capital was returned to shareholders in the form of large stock buybacks, banks’ capital ratios remained at high levels and well above regulatory minimums in the U.S. as well as Europe.

Bank preferreds outperformed the blended benchmark in the period. The Fund’s allocation to bank preferreds helped relative performance due to security selection. Within banking (and across preferreds in general), we favored higher-coupon, shorter-duration securities, which tended to outperform as bond yields rose.

In the insurance sector, which performed more in line with the overall preferreds market, property & casualty companies saw significant premium growth with the recovering economy, while life insurers benefited from a declining overall Covid impact and from solid results in their investment portfolios. The Fund’s insurance security selection aided its relative performance.

The utilities sector underperformed the broader preferreds market. Security selection in utilities hindered the portfolio’s relative performance, due in part to holding an out-of-benchmark position in a France-based electric utility that struggled, impacted by a regulatory cap on power prices as power costs rose. In the finance sector, which underperformed broad preferreds, security selection detracted from relative performance.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

The Fund’s telecommunications allocation, which consisted of several higher-yielding out-of-benchmark issues, hindered performance. We owned an out-of-benchmark preferred from a telecom company that had a sizable decline on competition and capital spending concerns, although the issuer maintained low leverage and we view the security as attractive from a credit quality and income perspective.

The pipeline sector performed in line with broader preferreds. Pipeline company cash flows continued to improve on high crude oil prices, driven by recovering demand and geopolitical supply disruptions. Security selection in pipelines contributed positively to relative performance, in part due to holding certain overweight or out-of-benchmark issues that outperformed.

Impact of Derivatives on Fund Performance

The Fund used “swaptions,” which are options to enter into interest-rate swaps with the intention of managing interest-rate risk. The Fund also used swaps with the intention of duration risk management. The swaptions and swaps did not have a material effect on the Fund’s total return for the 12-month period ended December 31, 2022.

The Fund used forward foreign currency exchange contracts for managing currency risk on certain Fund positions denominated in foreign currencies. The currency forwards contributed to the Fund’s total return for the 12-month period ended December 31, 2022.

The Fund engaged in the use of equity options with the intention of enhancing total returns and reducing overall volatility. These contracts did not have a material effect on the Fund’s total return for the 12-month period ended December 31, 2022. The Fund also engaged in currency option transactions with the intention of enhancing total returns and reducing overall volatility. These contracts did not have a material effect on the Fund’s total return for the 12-month period ended December 31, 2022.

Sincerely,

WILLIAM F. SCAPELL Portfolio Manager	ELAINE ZAHARIS-NIKAS Portfolio Manager

JERRY DOROST

Portfolio Manager

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds specializes in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Performance Review (Unaudited)

Class A—Growth of a $10,000 Investment	Class C—Growth of a $10,000 Investment

Class F—Growth of a $10,000 Investment	Class I—Growth of a $100,000 Investment

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Performance Review (Unaudited)—(Continued)

Class R—Growth of a $10,000 Investment	Class Z—Growth of a $10,000 Investment

Average Annual Total Returns—For Periods Ended December 31, 2022

	Class A Shares	Class C Shares	Class F Shares	Class I Shares	Class R Shares	Class Z Shares
1 Year (with sales charge)	–15.92%[a]	–14.10%[c]	—	—	—	—
1 Year (without sales charge)	–12.64%	–13.23%	–12.31%	–12.37%	–12.83%	–12.37%
5 Years (with sales charge)	0.59%[a]	0.70%	—	—	—	—
5 Years (without sales charge)	1.36%	0.70%	1.73%	1.65%	1.20%	1.72%
10 Years (with sales charge)	3.74%[a]	3.45%	—	—	—	—
10 Years (without sales charge)	4.13%	3.45%	—	4.45%	—	—
Since Inception (with sales charge)[d]	5.57%[a]	5.20%	—	—	—	—
Since Inception (without sales charge)[d]	5.89%	5.20%	2.67%	6.23%	3.37%	3.90%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods presented above, the investment advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Performance Review (Unaudited)—(Continued)

The annualized gross and net expense ratios, respectively, for each class of shares as disclosed in the May 1, 2022 prospectus were as follows: Class A—1.12% and 1.12%; Class C—1.77% and 1.77%; Class F—0.77% and 0.77%; Class I—0.83% and 0.83%; Class R—1.27% and 1.27%; and Class Z—0.77% and 0.77%. Through June 30, 2024, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses incurred so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 1.20% for Class A shares, 1.85% for Class C shares, 0.85% for Class F shares, 0.85% for Class I shares, 1.35% for Class R shares and 0.85% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund.

[a]	Reflects a 3.75% front-end sales charge.
[b]

The Linked Blended Benchmark is representative of the blended benchmark consisting of 50% ICE BofA U.S. Capital Securities Index and 50% ICE BofA Fixed Rate Preferred Securities Index through December 31, 2016; the blended benchmark consisting of 60% ICE BofA U.S. IG Institutional Capital Securities Index, 30% ICE BofA Core Fixed Rate Preferred Securities Index, and 10% Bloomberg Developed Market USD Contingent Capital Index through December 31, 2018; the blended benchmark consisting of 60% ICE BofA U.S. IG Institutional Capital Securities Index, 20% ICE BofA Core Fixed Rate Preferred Securities Index, and 20% Bloomberg Developed Market USD Contingent Capital Index through March 31, 2022; and the blended benchmark consisting of 55% ICE BofA U.S. IG Institutional Capital Securities Index, 20% ICE BofA Core Fixed Rate Preferred Securities Index, and 25% Bloomberg Developed Market USD Contingent Capital Index thereafter. The ICE BofA U.S. Capital Securities Index is a subset of the ICE BofA U.S. Corporate Index including securities with deferrable coupons. The ICE BofA Fixed Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. The ICE BofA U.S. IG Institutional Capital Securities Index tracks the performance of U.S. dollar denominated investment grade hybrid capital corporate and preferred securities publicly issued in the U.S. domestic market. The ICE BofA Core Fixed Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar denominated preferred securities issued in the U.S. domestic market, excluding $1,000 par securities. The Bloomberg Developed Market USD Contingent Capital Index includes hybrid capital securities in developed markets with explicit equity conversion or write down loss absorption mechanisms that are based on an issuer’s regulatory capital ratio or other explicit solvency-based triggers. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

The comparative indexes are not adjusted to reflect expenses or other fees that the U.S. Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. The Fund’s benchmarks do not include below-investment-grade securities. The Fund’s performance assumes the reinvestment of all dividends and distributions at NAV. For more information, including charges and expenses, please read the prospectus carefully before you invest.

[c]	Reflects a contingent deferred sales charge of 1.00%.
[d]	Inception date of May 3, 2010 for Class A, C and I shares, April 3, 2017 for Class F shares and October 1, 2014 for Class R and Z shares.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs including investment advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2022—December 31, 2022.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period[a] July 1, 2022— December 31, 2022
Class A
Actual (0.26% return)	$1,000.00	$1,002.60	$5.70
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.51	$5.75

Class C
Actual (–0.08% return)	$1,000.00	$999.20	$8.97
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.23	$9.05

Class F
Actual (0.43% return)	$1,000.00	$1,004.30	$3.94
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.27	$3.97

Class I
Actual (0.40% return)	$1,000.00	$1,004.00	$4.29
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.92	$4.33

Class R
Actual (0.18% return)	$1,000.00	$1,001.80	$6.46
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.75	$6.51

Class Z
Actual (0.43% return)	$1,000.00	$1,004.30	$3.94
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.27	$3.97

[a]

Expenses are equal to the Fund’s Class A, Class C, Class F, Class I, Class R and Class Z annualized net expense ratios of 1.13%, 1.78%, 0.78%, 0.85%, 1.28% and 0.78%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

December 31, 2022

Top Ten Holdingsa

(Unaudited)

Security	Value	% of Net Assets

Wells Fargo & Co., 3.90%, Series BB	$145,984,586	1.7
Bank of America Corp., 6.25%, Series X	121,103,826	1.5
BNP Paribas SA, 7.75%, 144A (France)	120,780,000	1.4
Bank of America Corp., 6.10%, Series AA	118,494,639	1.4
Transcanada Trust, 5.875%, due 8/15/76, Series 16-A (Canada)	117,246,062	1.4
BP Capital Markets PLC, 4.875% (United Kingdom)	113,577,566	1.4
Charles Schwab Corp./The, 4.00%, Series I	105,308,137	1.3
Emera, Inc., 6.75%, due 6/15/76, Series 16-A (Canada)	102,770,770	1.2
Barclays PLC, 8.00% (United Kingdom)	94,687,500	1.1
Citigroup, Inc., 3.875%, Series X	94,362,075	1.1

[a]

Top ten holdings (excluding derivative instruments) are determined on the basis of the value of individual securities held. The Fund may also hold positions in other securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdownb

(Based on Net Assets)

(Unaudited)

[b]	Excludes derivative instruments.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

December 31, 2022

		Shares	Value
EXCHANGE-TRADED FUNDS	0.9%
PREFERRED	0.7%
Global X US Preferred ETF		1,199,705	$23,238,286
iShares Preferred & Income Securities ETF		1,214,792	37,087,600

			60,325,886

U.S. EQUITY	0.2%
Invesco Preferred ETF		1,471,847	16,455,249

TOTAL EXCHANGE-TRADED FUNDS (Identified cost—$79,916,158)			76,781,135

PREFERRED SECURITIES—$25 PAR VALUE	14.8%
BANKS	3.1%
Bank of America Corp., 5.875%, Series HHa		470,336	10,911,795
Bank of America Corp., 4.375%, Series NNa		253,258	4,444,678
Bank of America Corp., 4.25%, Series QQa		870,603	14,756,721
Bank of America Corp., 4.75%, Series SSa		250,000	4,702,500
First Republic Bank, 4.125%, Series Ka		136,443	2,183,088
First Republic Bank, 4.25%, Series La		282,930	4,648,540
First Republic Bank, 4.00%, Series Ma		786,782	12,328,874
First Republic Bank/CA, 4.50%, Series Na		120,000	2,071,200
Goldman Sachs Group, Inc./The, 5.50% to 5/10/23, Series Ja,b		399,305	9,842,868
JPMorgan Chase & Co., 4.55%, Series JJa		827,601	15,401,654
JPMorgan Chase & Co., 4.625%, Series LLa		600,000	11,304,000
JPMorgan Chase & Co., 4.20%, Series MMa		150,000	2,617,500
KeyCorp., 6.20% to 12/15/27, Series Ha,b		115,143	2,824,458
New York Community Bancorp, Inc., 6.375% to 3/17/27, Series Aa,b		530,359	11,514,094
PacWest Bancorp, 7.75% to 9/1/27, Series Aa,b		612,400	15,310,000
Regions Financial Corp., 5.70% to 5/15/29, Series Ca,b		1,437,979	32,757,162
Signature Bank/New York NY, 5.00%, Series Aa		1,190,549	18,298,738
Synovus Financial Corp., 5.875% to 7/1/24, Series Ea,b		368,912	8,023,836
Truist Financial Corp., 4.75%, Series Ra		300,000	5,727,000
Wells Fargo & Co., 4.25%, Class DDa		183,938	3,029,459
Wells Fargo & Co., 4.70%, Series AAa		1,094,979	20,136,664
Wells Fargo & Co., 6.625% to 3/15/24, Series Ra,b		140,000	3,462,200
Wells Fargo & Co., 4.75%, Series Za		1,478,999	27,095,262
Western Alliance Bancorp, 4.25% to 9/30/26, Series Aa,b		868,924	17,517,508

			260,909,799

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2022

		Shares	Value
ELECTRIC	1.2%
CMS Energy Corp., 5.875%, due 10/15/78		550,000	$12,199,000
CMS Energy Corp., 5.875%, due 3/1/79		450,000	10,080,000
SCE Trust V, 5.45% to 3/15/26, Series K (TruPS)[a,b]		787,900	15,316,776
SCE Trust VI, 5.00% (TruPS)[a]		1,366,966	23,798,878
WESCO International, Inc., 10.625% to 6/22/25, Series Aa,b		1,523,681	39,950,916

			101,345,570

ELECTRIC—FOREIGN	0.4%
BIP Bermuda Holdings I Ltd., 5.125% (Canada)[a]		134,923	2,185,753
Brookfield Infrastructure Finance ULC, 5.00%, due 5/24/81 (Canada)		778,449	11,980,330
Brookfield Infrastructure Partners LP, 5.125%, Series 13 (Canada)[a]		693,931	11,137,523
Brookfield Renewable Partners LP, 5.25%, Series 17 (Canada)[a]		384,217	7,238,648

			32,542,254

FINANCIAL	1.9%
DIVERSIFIED FINANCIAL SERVICES	0.5%
Apollo Asset Management, Inc., 6.375%, Series Ba		682,617	14,805,963
Carlyle Finance LLC, 4.625%, due 5/15/61		627,339	10,156,618
KKR Group Finance Co. IX LLC, 4.625%, due 4/1/61		283,506	4,748,726
Synchrony Financial, 5.625%, Series Aa		775,835	13,305,570

			43,016,877

INVESTMENT ADVISORY SERVICES—FOREIGN	0.2%
Brookfield Finance, Inc., 4.625%, due 10/16/80, Series 50 (Canada)		1,177,946	17,904,779

INVESTMENT BANKER/BROKER	1.2%
Charles Schwab Corp./The, 5.95%, Series Da		604,769	14,266,501
Morgan Stanley, 6.875% to 1/15/24, Series Fa,b		436,638	10,907,217
Morgan Stanley, 6.375% to 10/15/24, Series Ia,b		1,199,306	29,095,164
Morgan Stanley, 5.85% to 4/15/27, Series Ka,b		555,346	12,778,511
Morgan Stanley, 4.25%, Series Oa		400,000	6,872,000

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2022

		Shares	Value
Morgan Stanley, 6.50%, Series Pa		1,227,956	$31,005,889

			104,925,282

TOTAL FINANCIAL			165,846,938

INDUSTRIALS—CHEMICALS	0.6%
CHS, Inc., 7.10% to 3/31/24, Series 2[a,b]		560,563	13,638,498
CHS, Inc., 6.75% to 9/30/24, Series 3[a,b]		538,678	12,944,432
CHS, Inc., 7.50%, Series 4[a]		941,771	24,457,793

			51,040,723

INSURANCE	3.9%
LIFE/HEALTH INSURANCE	2.6%
Athene Holding Ltd., 6.35% to 6/30/29, Series Aa,b		869,331	18,647,150
Athene Holding Ltd., 6.375% to 6/30/25, Series Ca,b		1,182,959	28,320,039
Athene Holding Ltd., 4.875%, Series Da		1,142,927	19,475,476
Athene Holding Ltd., 7.75% to 12/30/27, Series Ea,b		1,343,188	34,573,659
Brighthouse Financial, Inc., 5.375%, Series Ca		1,480,700	25,778,987
Equitable Holdings, Inc., 5.25%, Series Aa		907,156	17,063,604
Equitable Holdings, Inc., 4.30%, Series Ca		200,000	3,538,000
Lincoln National Corp., 9.00%, Series Da		1,700,150	46,363,091
MetLife, Inc., 4.75%, Series Fa		13,105	256,203
Prudential Financial, Inc., 5.95%, due 9/1/62		742,000	17,971,240

			211,987,449

MULTI-LINE	0.1%
Kemper Corp., 5.875% to 3/15/27, due 3/15/62[b]		381,800	7,006,030

MULTI-LINE—FOREIGN	0.1%
AEGON Funding Co. LLC, 5.10%, due 12/15/49 (Netherlands)		572,357	10,909,124

PROPERTY CASUALTY	0.3%
Axis Capital Holdings Ltd., 5.50%, Series Ea		35,927	704,169
Enstar Group Ltd., 7.00% to 9/1/28, Series Da,b		1,040,000	22,256,000

			22,960,169

REINSURANCE	0.8%
Arch Capital Group Ltd., 5.45%, Series Fa		761,788	15,464,297
Arch Capital Group Ltd., 4.55%, Series Ga		519,267	8,967,741
Reinsurance Group of America, Inc., 7.125% to 10/15/27, due 10/15/52[b]		1,642,200	42,615,090

			67,047,128

TOTAL INSURANCE			319,909,900

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2022

		Shares	Value
INTEGRATED TELECOMMUNICATIONS SERVICES	0.9%
AT&T, Inc., 5.35%, due 11/1/66		100,000	$2,168,000
Telephone and Data Systems, Inc., 6.00%, Series VVa		1,829,395	23,965,075
United States Cellular Corp., 5.50%, due 3/1/70		812,747	11,801,086
United States Cellular Corp., 5.50%, due 6/1/70		971,089	14,041,947
United States Cellular Corp., 6.25%, due 9/1/69		1,547,487	24,713,367

			76,689,475

PIPELINES	0.7%
Energy Transfer LP, 7.375% to 5/15/23, Series Ca,b		213,812	4,654,687
Energy Transfer LP, 7.625% to 8/15/23, Series Da,b		1,230,471	27,070,362
Energy Transfer LP, 7.60% to 5/15/24, Series Ea,b		1,369,727	29,983,324

			61,708,373

PIPELINES—FOREIGN	0.3%
Enbridge, Inc., 6.375% to 4/15/23, due 4/15/78, Series B (Canada)[b]		855,723	20,879,641

REAL ESTATE	0.9%
DATA CENTERS	0.1%
DigitalBridge Group, Inc., 7.15%, Series Ia		379,517	7,119,739

HOTEL	0.1%
Summit Hotel Properties, Inc., 6.25%, Series Ea		80,000	1,462,400
Sunstone Hotel Investors, Inc., 6.125%, Series Ha		161,792	3,138,765

			4,601,165

OFFICE	0.6%
Brookfield Property Partners LP, 5.75%, Series Aa		1,162,652	15,730,682
Brookfield Property Partners LP, 6.375%, Series A2[a]		527,135	8,017,723
Brookfield Property Preferred LP, 6.25%, due 7/26/81		811,500	11,498,955
Hudson Pacific Properties, Inc., 4.75%, Series Ca		600,590	7,525,393
Vornado Realty Trust, 5.25%, Series Na		480,000	7,795,200

			50,567,953

SHOPPING CENTERS	0.1%
SITE Centers Corp., 6.375%, Class Aa		517,573	11,490,120

TOTAL REAL ESTATE			73,778,977

UTILITIES	0.3%
NiSource, Inc., 6.50% to 3/15/24, Series Ba,b		963,697	23,408,200
Sempra Energy, 5.75%, due 7/1/79		332,030	7,181,809

			30,590,009

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2022

		Shares	Value
UTILITIES—FOREIGN	0.6%
Algonquin Power & Utilities Corp., 6.875% to 10/17/23, due 10/17/78 (Canada)[b]		543,826	$12,507,998
Algonquin Power & Utilities Corp., 6.20% to 7/1/24, due 7/1/79, Series 19-A (Canada)[b]		947,399	20,198,547
Brookfield BRP Holdings Canada, Inc., 4.625% (Canada)[a]		780,677	10,827,990
Brookfield BRP Holdings Canada, Inc., 4.875% (Canada)[a]		319,319	4,595,000

			48,129,535

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$1,521,671,526)			1,243,371,194

		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	82.6%
BANKS	18.3%
Ally Financial, Inc., 4.70% to 5/15/26, Series Ba,b		$1,837,000	1,234,234
Ally Financial, Inc., 4.70% to 5/15/28, Series Ca,b		62,598,000	39,358,493
Bank of America Corp., 5.875% to 3/15/28, Series FFa,b		45,164,000	39,830,583
Bank of America Corp., 6.10% to 3/17/25, Series AAa,b		122,704,000	118,494,639
Bank of America Corp., 6.25% to 9/5/24, Series Xa,b		125,775,000	121,103,826
Bank of America Corp., 6.50% to 10/23/24, Series Za,b		33,546,000	33,171,351
Bank of America Corp., 8.05%, due 6/15/27, Series B		3,000,000	3,234,885
Bank of New York Mellon Corp./The, 3.75% to 12/20/26, Series Ia,b		2,540,000	2,052,210
Bank of New York Mellon Corp./The, 4.625% to 9/20/26, Series Fa,b		4,301,000	3,678,387
Capital One Financial Corp., 3.95% to 9/1/26, Series Ma,b		7,503,000	5,911,469
Citigroup Capital III, 7.625%, due 12/1/36 (TruPS)		4,800,000	5,097,273
Citigroup, Inc., 3.875% to 2/18/26, Series Xa,b		110,365,000	94,362,075
Citigroup, Inc., 4.00% to 12/10/25, Series Wa,b		25,754,000	22,499,209
Citigroup, Inc., 5.00% to 9/12/24, Series Ua,b		13,426,000	11,982,870
Citigroup, Inc., 5.95% to 5/15/25, Series Pa,b		78,347,000	70,665,077
Citigroup, Inc., 6.25% to 8/15/26, Series Ta,b		46,815,000	45,527,587
Citizens Financial Group, Inc., 5.65% to 10/6/25, Series Fa,b		11,141,000	10,696,781

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2022

	Principal Amount		Value
Citizens Financial Group, Inc., 6.375% to 4/6/24, Series Ca,b	$5,262,000		$4,818,809
CoBank ACB, 6.20% to 1/1/25, Series Ha,b	103,600	†	9,919,700
CoBank ACB, 6.25% to 10/1/26, Series Ia,b	38,329,000		37,236,624
CoBank ACB, 6.45% to 10/1/27, Series Ka,b	30,070,000		29,618,950
Comerica, Inc., 5.625% to 7/1/25, Series Aa,b	17,957,000		17,371,602
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144A (TruPS)[c]	12,113,945		12,546,352
Farm Credit Bank of Texas, 5.70% to 9/15/25, Series 4, 144Aa,b,c	38,550,000		35,273,250
Farm Credit Bank of Texas, 6.75% to 9/15/23, 144Aa,b,c	166,594	†	16,639,242
Goldman Sachs Capital I, 6.345%, due 2/15/34 (TruPS)	5,880,000		6,065,399
Goldman Sachs Group, Inc./The, 3.65% to 8/10/26, Series Ua,b	20,435,000		16,552,350
Goldman Sachs Group, Inc./The, 4.125% to 11/10/26, Series Va,b	6,362,000		5,303,703
Goldman Sachs Group, Inc./The, 5.50% to 8/10/24, Series Qa,b	23,642,000		23,008,970
Huntington Bancshares, Inc., 4.45% to 10/15/27, Series Ga,b	52,865,000		47,422,890
Huntington Bancshares, Inc., 5.625% to 7/15/30, Series Fa,b	21,561,000		20,123,352
JPMorgan Chase & Co., 6.10% to 10/1/24, Series Xa,b	88,285,000		85,980,320
JPMorgan Chase & Co., 6.125% to 4/30/24, Series Ua,b	6,019,000		5,878,979
JPMorgan Chase & Co., 6.75% to 2/1/24, Series Sa,b	53,105,000		52,933,205
PNC Financial Services Group, Inc./The, 6.20% to 9/15/27, Series Va,b	39,525,000		38,724,619
Regions Financial Corp., 5.75% to 6/15/25, Series Da,b	1,542,000		1,506,889
SVB Financial Group, 4.00% to 5/15/26, Series Ca,b	63,648,000		42,088,514
SVB Financial Group, 4.25% to 11/15/26, Series Da,b	66,718,000		43,895,354
SVB Financial Group, 4.70% to 11/15/31, Series Ea,b	37,620,000		23,878,543
Truist Financial Corp., 4.80% to 9/1/24, Series Na,b	18,982,000		17,136,047
Truist Financial Corp., 4.95% to 9/1/25, Series Pa,b	13,369,000		12,815,523
Truist Financial Corp., 5.10% to 3/1/30, Series Qa,b	31,675,000		29,457,750
Truist Financial Corp., 5.125% to 12/15/27, Series Ma,b	26,197,000		21,353,018
US Bancorp, 3.70% to 1/15/27, Series Na,b	9,621,000		7,889,220
US Bancorp., 5.30% to 4/15/27, Series Ja,b	4,815,000		4,208,647
Wells Fargo & Co., 3.90% to 3/15/26, Series BBa,b	166,670,000		145,984,586

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2022

		Principal Amount	Value
Wells Fargo & Co., 5.875% to 6/15/25, Series Ua,b		$46,761,000	$45,241,268
Wells Fargo & Co., 5.95%, due 12/15/36		41,433,000	40,186,387
Wells Fargo & Co., 7.95%, due 11/15/29, Series B		5,055,000	5,585,175

			1,535,546,186

BANKS—FOREIGN	28.1%
Abanca Corp. Bancaria SA, 6.00% to 1/20/26 (Spain)[a,b,d,e]		23,000,000	21,545,750
AIB Group PLC, 6.25% to 6/23/25 (Ireland)[a,b,d,e]		8,800,000	8,842,767
Australia & New Zealand Banking Group Ltd./United Kingdom, 6.75% to 6/15/26, 144A (Australia)[a,b,c,e]		14,030,000	13,991,318
Banco Bilbao Vizcaya Argentaria SA, 6.50% to 3/5/25, Series 9 (Spain)[a,b,e]		32,600,000	31,296,185
Banco BPM SpA, 7.00% to 4/12/27 (Italy)[a,b,d,e]		8,400,000	7,949,368
Banco de Sabadell SA, 5.75% to 3/15/26 (Spain)[a,b,d,e]		4,200,000	3,921,538
Banco Mercantil del Norte SA/Grand Cayman, 6.625% to 1/24/32, 144A (Mexico)[a,b,c,e]		16,630,000	13,799,917
Banco Santander SA, 4.75% to 11/12/26 (Spain)[a,b,e]		12,800,000	10,396,643
Banco Santander SA, 7.50% to 2/8/24 (Spain)[a,b,d,e]		18,000,000	17,638,920
Bank of Ireland Group PLC, 6.00% to 9/1/25 (Ireland)[a,b,d,e]		19,140,000	19,118,262
Bank of Ireland Group PLC, 7.50% to 5/19/25 (Ireland)[a,b,d,e]		31,200,000	32,543,536
Bank of Nova Scotia/The, 4.90% to 6/4/25 (Canada)[a,b]		54,445,000	52,335,256
Bank of Nova Scotia/The, 8.625% to 10/27/27, due 10/27/82 (Canada)[b]		40,000,000	41,653,886
Barclays PLC, 6.125% to 12/15/25 (United Kingdom)[a,b,e]		51,870,000	47,396,212
Barclays PLC, 6.375% to 12/15/25 (United Kingdom)[a,b,d,e]		11,600,000	12,892,954
Barclays PLC, 7.125% to 6/15/25 (United Kingdom)[a,b,e]		17,600,000	20,168,644
Barclays PLC, 8.00% to 6/15/24 (United Kingdom)[a,b,e]		63,590,000	61,943,384
Barclays PLC, 8.00% to 3/15/29 (United Kingdom)[a,b,e]		101,000,000	94,687,500
Barclays PLC, 8.875% to 9/15/27 (United Kingdom)[a,b,d,e]		60,115,000	71,816,278
BNP Paribas SA, 4.625% to 1/12/27, 144A (France)[a,b,c,e]		28,500,000	23,512,182
BNP Paribas SA, 6.625% to 3/25/24, 144A (France)[a,b,c,e]		7,192,000	6,974,340

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2022

	Principal Amount	Value
BNP Paribas SA, 7.00% to 8/16/28, 144A (France)[a,b,c,e]	$27,300,000	$25,826,163
BNP Paribas SA, 7.375% to 8/19/25, 144A (France)[a,b,c,e]	58,392,000	57,777,277
BNP Paribas SA, 7.75% to 8/16/29, 144A (France)[a,b,c,e]	122,000,000	120,780,000
BNP Paribas SA, 9.25% to 11/17/27, 144A (France)[a,b,c,e]	35,600,000	37,203,709
Commerzbank AG, 7.00% to 4/9/25 (Germany)[a,b,d,e]	25,600,000	24,336,000
Credit Agricole SA, 6.875% to 9/23/24, 144A (France)[a,b,c,e]	31,437,000	30,165,373
Credit Agricole SA, 7.875% to 1/23/24, 144A (France)[a,b,c,e]	26,030,000	25,875,278
Credit Agricole SA, 8.125% to 12/23/25, 144A (France)[a,b,c,e]	20,100,000	20,425,620
Credit Suisse Group AG, 5.25% to 2/11/27, 144A (Switzerland)[a,b,c,e]	7,740,000	5,055,625
Credit Suisse Group AG, 6.375% to 8/21/26, 144A (Switzerland)[a,b,c,e]	69,100,000	49,694,471
Credit Suisse Group AG, 7.25% to 9/12/25, 144A (Switzerland)[a,b,c,e]	39,612,000	28,481,362
Credit Suisse Group AG, 7.50% to 7/17/23, 144A (Switzerland)[a,b,c,e]	84,001,000	67,336,855
Credit Suisse Group AG, 9.75% to 6/23/27, 144A (Switzerland)[a,b,c,e]	45,400,000	39,659,959
Danske Bank A/S, 7.00% to 6/26/25 (Denmark)[a,b,d,e]	18,600,000	17,716,500
Deutsche Bank AG, 6.00% to 10/30/25, Series 2020 (Germany)[a,b,e]	45,200,000	38,558,836
Deutsche Bank AG, 7.50% to 4/30/25 (Germany)[a,b,e]	29,800,000	27,860,682
Deutsche Bank AG, 10.00% to 12/01/27 (Germany)[a,b,d,e]	32,800,000	36,394,076
HSBC Capital Funding Dollar 1 LP, 10.176% to 6/30/30, 144A (United Kingdom)[a,b,c]	23,856,000	28,746,382
HSBC Holdings PLC, 6.375% to 3/30/25 (United Kingdom)[a,b,e]	9,334,000	9,058,201
HSBC Holdings PLC, 6.50% to 3/23/28 (United Kingdom)[a,b,e]	20,237,000	18,677,139
Iccrea Banca SpA, 4.75% to 10/18/26, due 1/18/32, Series EMTN (Italy)[b,d]	16,000,000	14,791,420
ING Groep N.V., 4.25% to 5/16/31 (Netherlands)[a,b,e]	18,100,000	12,466,489
ING Groep N.V., 4.875% to 5/16/29 (Netherlands)[a,b,d,e]	23,500,000	18,212,382

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2022

	Principal Amount	Value
ING Groep N.V., 5.75% to 11/16/26 (Netherlands)[a,b,e]	$69,500,000	$61,731,289
ING Groep N.V., 6.50% to 4/16/25 (Netherlands)[a,b,e]	55,396,000	52,503,673
ING Groep N.V., 6.75% to 4/16/24 (Netherlands)[a,b,d,e]	24,400,000	23,528,310
Intesa Sanpaolo SpA, 7.70% to 9/17/25, 144A (Italy)[a,b,c,e]	59,130,000	53,797,488
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)[a,b,e]	47,161,000	45,816,911
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)[a,b,e]	70,560,000	68,246,134
Natwest Group PLC, 6.00% to 12/29/25 (United Kingdom)[a,b,e]	74,400,000	68,890,435
Natwest Group PLC, 8.00% to 8/10/25 (United Kingdom)[a,b,e]	54,900,000	54,135,517
Nordea Bank Abp, 6.625% to 3/26/26, 144A (Finland)[a,b,c,e]	21,600,000	21,320,547
Skandinaviska Enskilda Banken AB, 6.875% to 6/30/27 (Sweden)[a,b,d,e]	18,600,000	17,891,656
Societe Generale SA, 5.375% to 11/18/30, 144A (France)[a,b,c,e]	42,700,000	34,699,591
Societe Generale SA, 6.75% to 4/6/28, 144A (France)[a,b,c,e]	65,771,000	59,059,076
Societe Generale SA, 7.875% to 12/18/23, 144A (France)[a,b,c,e]	57,600,000	57,157,551
Societe Generale SA, 8.00% to 9/29/25, 144A (France)[a,b,c,e]	60,867,000	60,981,126
Societe Generale SA, 9.375% to 11/22/27, 144A (France)[a,b,c,e]	51,400,000	52,875,860
Standard Chartered PLC, 7.75% to 4/2/23, 144A (United Kingdom)[a,b,c,e]	20,616,000	20,505,349
Svenska Handelsbanken AB, 4.75% to 3/1/31 (Sweden)[a,b,d,e]	20,200,000	16,589,553
Toronto-Dominion Bank/The, 8.125% to 10/31/27, due 10/31/82 (Canada)[b]	47,600,000	49,623,000
UBS Group AG, 6.875% to 8/7/25 (Switzerland)[a,b,d,e]	46,035,000	45,094,275
UBS Group AG, 7.00% to 2/19/25 (Switzerland)[a,b,d,e]	20,400,000	20,234,250
UBS Group AG, 7.00% to 1/31/24, 144A (Switzerland)[a,b,c,e]	55,700,000	54,938,211
UniCredit SpA, 8.00% to 6/3/24 (Italy)[a,b,d,e]	33,803,000	32,427,218

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2022

		Principal Amount	Value
Virgin Money UK PLC, 8.25% to 6/17/27 (United Kingdom)[a,b,d,e]		$9,600,000	$10,478,905

			2,352,050,564

ELECTRIC	2.7%
American Electric Power Co., Inc., 3.875% to 11/15/26, due 2/15/62[b]		32,961,000	25,718,850
CenterPoint Energy, Inc., 6.125% to 9/1/23, Series Aa,b		14,724,000	13,849,763
CMS Energy Corp., 4.75% to 3/1/30, due 6/1/50[b]		16,286,000	14,127,442
Dominion Energy, Inc., 4.35% to 1/15/27, Series Ca,b		55,708,000	47,069,553
Dominion Energy, Inc., 4.65% to 12/15/24, Series Ba,b		18,847,000	16,585,360
Duke Energy Corp., 4.875% to 9/16/24[a,b]		23,875,000	21,845,625
NextEra Energy Capital Holdings, Inc., 3.80% to 3/15/27, due 3/15/82[b]		6,391,000	5,215,821
Southern California Edison Co., 8.639% (3 Month US LIBOR + 4.199%), Series E (FRN)[a,f]		16,991,000	16,693,657
Southern Co./The, 3.75% to 6/15/26, due 9/15/51, Series 21-Ab		35,635,000	28,862,619
Southern Co./The, 4.00% to 10/15/25, due 1/15/51, Series Bb		45,070,000	41,126,375

			231,095,065

ELECTRIC—FOREIGN	2.1%
Electricite de France SA, 2.625% to 12/1/27 (France)[a,b,d]		11,800,000	9,885,044
Electricite de France SA, 2.875% to 12/15/26 (France)[a,b,d]		3,000,000	2,641,456
Electricite de France SA, 5.00% to 1/22/26, Series EMTN (France)[a,b,d]		14,800,000	14,505,532
Electricite de France SA, 5.625% to 1/22/24, 144A (France)[a,b,c]		12,152,000	11,505,104
Electricite de France SA, 7.50% to 9/6/28, due 12/31/29, Series EMTN (France)[a,b,d]		30,000,000	32,073,022
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)[b]		106,612,000	102,770,770

			173,380,928

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2022

		Principal Amount	Value
FINANCIAL	4.0%
CREDIT CARD	0.3%
American Express Co., 3.55% to 9/15/26, Series Da,b		$18,135,000	$14,943,240
Discover Financial Services, 6.125% to 6/23/25, Series Da,b		11,625,000	11,312,209

			26,255,449

DIVERSIFIED FINANCIAL SERVICES	0.8%
Aircastle Ltd., 5.25% to 6/15/26, Series A, 144Aa,b,c		19,860,000	15,391,500
Apollo Management Holdings LP, 4.95% to 12/17/24, due 1/14/50, 144Ab,c		18,444,000	15,658,518
Ares Finance Co. III LLC, 4.125% to 6/30/26, due 6/30/51, 144Ab,c		23,035,000	17,416,001
ILFC E-Capital Trust II, 6.538% (30 Year CMT + 1.80%), due 12/21/65, 144A (FRN) (TruPS)[c,f]		28,635,000	18,612,750

			67,078,769

DIVERSIFIED FINANCIAL SERVICES—FOREIGN	0.3%
Julius Baer Group Ltd., 6.875% to 6/9/27 (Switzerland)[a,b,d,e]		24,400,000	23,321,154

INVESTMENT BANKER/BROKER	2.6%
Charles Schwab Corp./The, 4.00% to 12/1/30, Series Ha,b		78,228,000	62,480,704
Charles Schwab Corp./The, 4.00% to 6/1/26, Series Ia,b		121,218,000	105,308,137
Charles Schwab Corp./The, 5.375% to 6/1/25, Series Ga,b		56,236,000	55,279,988

			223,068,829

TOTAL FINANCIAL			339,724,201

FOOD	0.2%
Land O’ Lakes, Inc., 7.00%, 144Aa,c		4,075,000	3,592,622
Land O’ Lakes, Inc., 7.25%, 144Aa,c		15,285,000	13,145,100

			16,737,722

INDUSTRIALS—DIVERSIFIED MANUFACTURING	0.1%
General Electric Co., 8.099% (3 Month US LIBOR + 3.33%), Series D (FRN)[a,f]		4,373,000	4,312,620

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2022

		Principal Amount	Value
INSURANCE	13.0%
FINANCE	0.3%
Liberty Mutual Group, Inc., 4.125% to 9/15/26, due 12/15/51, 144Ab,c		$28,483,000	$23,240,990

LIFE/HEALTH INSURANCE	4.8%
Corebridge Financial, Inc., 6.875% to 9/15/27, due 12/15/52, 144Ab,c		53,505,000	49,689,587
Equitable Holdings, Inc., 4.95% to 9/15/25, Series Ba,b		28,080,000	26,541,216
Lincoln National Corp., 9.25% to 12/1/27, Series Ca,b		13,342,000	14,209,230
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144A (TruPS)[c]		65,180,000	70,564,380
MetLife, Inc., 9.25%, due 4/8/38, 144Ac		35,302,000	41,172,838
MetLife, Inc., 10.75%, due 8/1/39		14,568,000	19,388,697
Prudential Financial, Inc., 5.20% to 3/15/24, due 3/15/44[b]		25,909,000	24,665,627
Prudential Financial, Inc., 5.375% to 5/15/25, due 5/15/45[b]		28,865,000	27,950,975
Prudential Financial, Inc., 6.00% to 6/1/32, due 9/1/52[b]		41,946,000	40,661,796
SBL Holdings, Inc., 6.50% to 11/13/26, 144Aa,b,c		45,500,000	35,262,500
SBL Holdings, Inc., 7.00% to 5/13/25, 144Aa,b,c		35,055,000	28,526,006
Voya Financial, Inc., 5.65% to 5/15/23, due 5/15/53[b]		24,385,000	23,852,310

			402,485,162

LIFE/HEALTH INSURANCE—FOREIGN	2.8%
Dai-ichi Life Insurance Co., Ltd./The, 4.00% to 7/24/26, 144A (Japan)[a,b,c]		35,744,000	33,371,746
Dai-ichi Life Insurance Co., Ltd./The, 5.10% to 10/28/24, 144A (Japan)[a,b,c]		33,373,000	32,616,450
Fukoku Mutual Life Insurance Co., 5.00% to 7/28/25 (Japan)[a,b,d]		12,800,000	12,312,320
Hanwha Life Insurance Co., Ltd., 4.70% to 4/23/23, 144A (South Korea)[a,b,c]		19,000,000	18,596,219
Kyobo Life Insurance Co., Ltd., 5.90% to 6/15/27, 144A (South Korea)[a,b,c]		18,100,000	16,787,750
Meiji Yasuda Life Insurance Co., 5.20% to 10/20/25, due 10/20/45, 144A (Japan)[b,c]		2,643,000	2,562,798
Nippon Life Insurance Co., 4.70% to 1/20/26, due 1/20/46, 144A (Japan)[b,c]		14,200,000	13,669,058
Nippon Life Insurance Co., 5.10% to 10/16/24, due 10/16/44, 144A (Japan)[b,c]		50,315,000	49,229,423

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2022

		Principal Amount	Value
Phoenix Group Holdings PLC, 5.625% to 1/29/25 (United Kingdom)[a,b,d,e]		$ 24,706,000	$22,807,838
Rothesay Life PLC, 4.875% to 4/13/27, Series NC6 (United Kingdom)[a,b,d,e]		26,030,000	20,010,563
Rothesay Life PLC, 6.875% to 9/12/28 (United Kingdom)[a,b,d,e]		8,058,000	8,741,966

			230,706,131

MULTI-LINE	0.3%
Hartford Financial Services Group, Inc./The, 6.731% (3 Month US LIBOR + 2.125%), due 2/12/47, 144A (FRN)[c,f]		25,318,000	21,257,752

MULTI-LINE—FOREIGN	0.8%
Aegon NV, 5.50% to 4/11/28, due 4/11/48 (Netherlands)[b]		24,190,000	21,787,456
Aegon NV, 5.625% to 4/15/29, (Netherlands)[a,b,d,e]		8,000,000	7,972,288
AXA SA, 8.60%, due 12/15/30 (France)		11,367,000	13,743,584
Beazley Insurance DAC, 5.50%, due 9/10/29 (United Kingdom)[d]		14,373,000	12,784,783
CNP Assurances, 4.875% to 10/7/30 (France)[a,b,d,e]		11,200,000	8,862,000

			65,150,111

PROPERTY CASUALTY	1.4%
Assurant, Inc., 7.00% to 3/27/28, due 3/27/48[b]		36,644,000	35,540,774
Enstar Finance LLC, 5.50% to 1/15/27, due 1/15/42[b]		41,780,000	33,451,157
Enstar Finance LLC, 5.75% to 9/1/25, due 9/1/40[b]		36,612,000	33,382,822
Markel Corp., 6.00% to 6/1/25[a,b]		16,790,000	16,265,312

			118,640,065

PROPERTY CASUALTY—FOREIGN	1.8%
Athora Netherlands NV, 7.00% to 6/19/25 (Netherlands)[a,b,d,e]		27,970,000	29,308,129
Lancashire Holdings Ltd., 5.625% to 3/18/31, due 9/18/41 (United Kingdom)[b,d]		30,500,000	24,025,216
QBE Insurance Group Ltd., 5.875% to 6/17/26, due 6/17/46, Series EMTN (Australia)[b,d]		49,195,000	46,102,597
QBE Insurance Group Ltd., 5.875% to 5/12/25, 144A (Australia)[a,b,c]		54,675,000	51,677,617

			151,113,559

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2022

		Principal Amount	Value
REINSURANCE	0.6%
AXIS Specialty Finance LLC, 4.90% to 1/15/30, due 1/15/40[b]		$ 8,782,000	$7,220,604
Global Atlantic Fin Co., 4.70% to 7/15/26, due 10/15/51, 144Ab,c		55,864,000	42,640,030

			49,860,634

REINSURANCE—FOREIGN	0.2%
Swiss Re Finance Luxembourg SA, 5.00% to 4/2/29, due 4/2/49, 144A (Switzerland)[b,c]		20,800,000	19,245,616

TOTAL INSURANCE			1,081,700,020

INTEGRATED TELECOMMUNICATIONS SERVICES—FOREIGN	0.4%
Vodafone Group PLC, 4.125% to 3/4/31, due 6/4/81 (United Kingdom)[b]		21,641,000	16,091,627
Vodafone Group PLC, 6.25% to 7/3/24, due 10/3/78 (United Kingdom)[b,d]		17,100,000	16,425,405

			32,517,032

OIL & GAS—FOREIGN	2.3%
BP Capital Markets PLC, 4.375% to 6/22/25 (United Kingdom)[a,b]		80,883,000	77,445,472
BP Capital Markets PLC, 4.875% to 3/22/30 (United Kingdom)[a,b]		129,341,000	113,577,566

			191,023,038

PIPELINES	0.9%
Energy Transfer LP, 6.50% to 11/15/26, Series Ha,b		36,640,000	31,602,000
Energy Transfer LP, 7.125% to 5/15/30, Series Ga,b		53,770,000	45,032,375

			76,634,375

PIPELINES—FOREIGN	5.8%
Enbridge, Inc., 5.75% to 4/15/30, due 7/15/80, Series 20-A (Canada)[b]		82,023,000	74,371,720
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)[b]		67,229,000	61,828,565
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (Canada)[b]		65,789,000	59,960,290
Enbridge, Inc., 7.375% to 10/15/27, due 1/15/83 (Canada)[b]		24,342,000	23,720,128

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2022

		Principal Amount	Value
Enbridge, Inc., 7.625% to 10/15/32, due 1/15/83 (Canada)[b]		$ 46,090,000	$45,703,342
Transcanada Trust, 5.50% to 9/15/29, due 9/15/79 (Canada)[b]		80,613,000	69,889,034
Transcanada Trust, 5.60% to 12/7/31, due 3/7/82 (Canada)[b]		37,127,000	31,789,994
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (Canada)[b]		123,017,000	117,246,062

			484,509,135

REAL ESTATE—RETAIL—FOREIGN	1.3%
Scentre Group Trust 2, 4.75% to 6/24/26, due 9/24/80, 144A (Australia)[b,c]		74,500,000	66,807,875
Scentre Group Trust 2, 5.125% to 6/24/30, due 9/24/80, 144A (Australia)[b,c]		49,400,000	41,458,950

			108,266,825

UTILITIES	3.4%
ELECTRIC	2.6%
Edison International, 5.00% to 12/15/26, Series Ba,b		45,790,000	38,392,607
Edison International, 5.375% to 3/15/26, Series Aa,b		50,926,000	41,804,644
NextEra Energy Capital Holdings, Inc., 5.65% to 5/1/29, due 5/1/79[b]		10,903,000	9,924,869
Sempra Energy, 4.125% to 1/1/27, due 4/1/52[b]		54,669,000	42,600,518
Sempra Energy, 4.875% to 10/15/25[a,b]		89,821,000	83,280,235

			216,002,873

ELECTRIC—FOREIGN	0.7%
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, due 1/18/82 (Canada)[b]		72,906,000	59,159,209

GAS—DISTRIBUTION	0.1%
South Jersey Industries, Inc., 5.02%, due 4/15/31		15,668,000	12,212,385

TOTAL UTILITIES			287,374,467

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$7,669,186,790)			6,914,872,178

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$9,270,774,474)	98.3%		8,235,024,507
OTHER ASSETS IN EXCESS OF LIABILITIES	1.7		139,516,872

NET ASSETS	100.0%		$8,374,541,379

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2022

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate Receivable	Fixed Payment Frequency	Floating Rate Payable (resets monthly)[g]	Floating Payment Frequency	Maturity Date	Value	Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
$110,000,000	3.224%	Monthly	4.300%	Monthly	12/1/32	$(2,295,725)	$—	$(2,295,725)
110,000,000	3.344	Monthly	4.300	Monthly	12/1/32	(1,180,723)	—	(1,180,723)

						$(3,476,448)	$—	$(3,476,448)

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	183,047,897	USD	189,468,119	1/4/23	$(6,475,409)
Brown Brothers Harriman	EUR	29,282,167	USD	30,880,329	1/4/23	(464,752)
Brown Brothers Harriman	EUR	10,032,409	USD	10,452,004	1/4/23	(287,183)
Brown Brothers Harriman	EUR	9,649,140	USD	10,198,466	1/4/23	(130,451)
Brown Brothers Harriman	GBP	111,017,548	USD	132,924,641	1/4/23	(1,290,035)
Brown Brothers Harriman	USD	247,639,915	EUR	232,011,613	1/4/23	716,798
Brown Brothers Harriman	USD	7,883,900	GBP	6,530,597	1/4/23	11,266
Brown Brothers Harriman	USD	125,699,892	GBP	104,486,951	1/4/23	619,618
Brown Brothers Harriman	EUR	229,125,461	USD	245,038,224	2/2/23	(700,565)
Brown Brothers Harriman	GBP	103,159,566	USD	124,188,644	2/2/23	(620,888)

						$(8,621,601)

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2022

Glossary of Portfolio Abbreviations

CMT	Constant Maturity Treasury
EMTN	Euro Medium Term Note
ETF	Exchange-Traded Fund
EUR	Euro Currency
FRN	Floating Rate Note
GBP	Great British Pound
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
TruPS	Trust Preferred Securities
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

†	Represents shares.
[a]	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
[b]	Security converts to floating rate after the indicated fixed-rate coupon period.
[c]

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $1,828,798,654 which represents 21.8% of the net assets of the Fund, of which 0.0% are illiquid.

[d]

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $765,743,231 which represents 9.1% of the net assets of the Fund, of which 0.0% are illiquid.

[e]

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $2,285,924,558 or 27.3% of the net assets of the Fund.

[f]	Variable rate. Rate shown is in effect at December 31, 2022.
[g]	Based on 1-Month SOFR. Represents rates in effect at December 31, 2022.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2022

Country Summary	% of Net Assets
United States	50.3
United Kingdom	11.3
Canada	10.9
France	8.4
Switzerland	4.2
Netherlands	2.9
Australia	2.6
Japan	1.7
Germany	1.5
Italy	1.3
Spain	1.0
Ireland	0.7
Other	3.2

100.0

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2022

ASSETS:
Investments in securities, at value (Identified cost—$9,270,774,474)	$8,235,024,507
Cash	6,222,253
Cash collateral pledged for interest rate swap contracts	12,090,149
Foreign currency, at value (Identified cost—$292,518)	295,444
Receivable for:
Dividends and interest	106,787,945
Fund shares sold	42,608,142
Investment securities sold	21,343,303
Variation margin on interest rate swap contracts	173,576
Unrealized appreciation on forward foreign currency exchange contracts	1,347,682
Other assets	72,846

Total Assets	8,425,965,847

LIABILITIES:
Unrealized depreciation on forward foreign currency exchange contracts	9,969,283
Payable for:
Fund shares redeemed	21,311,469
Investment securities purchased	11,823,310
Investment advisory fees	5,075,595
Shareholder servicing fees	1,365,744
Administration fees	362,726
Distribution fees	39,550
Directors’ fees	855
Other liabilities	1,475,936

Total Liabilities	51,424,468

NET ASSETS	$8,374,541,379

NET ASSETS consist of:
Paid-in capital	$9,952,593,871
Total distributable earnings/(accumulated loss)	(1,578,052,492)

$8,374,541,379

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

December 31, 2022

CLASS A SHARES:
NET ASSETS	$917,037,321
Shares issued and outstanding ($0.001 par value common stock outstanding)	78,268,434

Net asset value and redemption price per share	$11.72

Maximum offering price per share ($11.72 ÷ 0.9625)[a]	$12.18

CLASS C SHARES:
NET ASSETS	$332,675,965
Shares issued and outstanding ($0.001 par value common stock outstanding)	28,582,613

Net asset value and offering price per share[b]	$11.64

CLASS F SHARES:
NET ASSETS	$1,335,220,931
Shares issued and outstanding ($0.001 par value common stock outstanding)	113,676,832

Net asset value, offering and redemption price per share	$11.75

CLASS I SHARES:
NET ASSETS	$5,742,352,466
Shares issued and outstanding ($0.001 par value common stock outstanding)	488,810,689

Net asset value, offering and redemption price per share	$11.75

CLASS R SHARES:
NET ASSETS	$1,278,347
Shares issued and outstanding ($0.001 par value common stock outstanding)	108,939

Net asset value, offering and redemption price per share	$11.73

CLASS Z SHARES:
NET ASSETS	$45,976,349
Shares issued and outstanding ($0.001 par value common stock outstanding)	3,912,393

Net asset value, offering and redemption price per share	$11.75

[a]	On investments of $100,000 or more, the offering price is reduced.
[b]	Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge of 1.00% on shares held for less than one year.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2022

Investment Income:
Interest income (net of $7,309 of foreign withholding tax)	$437,326,157
Dividend income (net of $148,184 of foreign withholding tax)	93,880,136

Total Investment Income	531,206,293

Expenses:
Investment advisory fees	69,651,763
Distribution fees—Class A	2,595,060
Distribution fees—Class C	3,075,024
Distribution fees—Class R	8,177
Shareholder servicing fees—Class A	1,038,024
Shareholder servicing fees—Class C	1,025,008
Shareholder servicing fees—Class I	5,091,446
Administration fees	5,633,950
Transfer agent fees and expenses	1,024,995
Shareholder reporting expenses	380,460
Directors’ fees and expenses	341,898
Registration and filing fees	264,047
Custodian fees and expenses	173,094
Professional fees	126,222
Miscellaneous	269,833

Total Expenses	90,699,001

Net Investment Income (Loss)	440,507,292

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	(490,070,168)
Written option contracts	(22,453,270)
Forward foreign currency exchange contracts	52,536,355
Foreign currency transactions	(763,744)

Net realized gain (loss)	(460,750,827)

Net change in unrealized appreciation (depreciation) on:
Investments in securities	(1,458,879,697)
Written option contracts	(1,391,897)
Interest rate swap contracts	(3,476,448)
Forward foreign currency exchange contracts	(568,464)
Foreign currency translations	167,844

Net change in unrealized appreciation (depreciation)	(1,464,148,662)

Net Realized and Unrealized Gain (Loss)	(1,924,899,489)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,484,392,197)

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Change in Net Assets:
From Operations:
Net investment income (loss)	$440,507,292	$436,963,846
Net realized gain (loss)	(460,750,827)	242,829,983
Net change in unrealized appreciation (depreciation)	(1,464,148,662)	(299,549,190)

Net increase (decrease) in net assets resulting from operations	(1,484,392,197)	380,244,639

Distributions to Shareholders:
Class A	(49,406,792)	(61,087,771)
Class C	(16,773,702)	(23,911,591)
Class F	(70,430,733)	(77,336,512)
Class I	(355,974,981)	(486,002,465)
Class R	(74,664)	(120,475)
Class Z	(2,854,237)	(3,818,495)

Total distributions	(495,515,109)	(652,277,309)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	(2,497,447,968)	1,863,449,630

Total increase (decrease) in net assets	(4,477,355,274)	1,591,416,960
Net Assets:
Beginning of year	12,851,896,653	11,260,479,693

End of year	$8,374,541,379	$12,851,896,653

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Year Ended December 31,
Per Share Operating Data:	2022	2021	2020	2019	2018
Net asset value, beginning of year	$14.08	$14.38	$14.26	$12.75	$14.14

Income (loss) from investment operations:

Net investment income (loss)[a]	0.52	0.49	0.54	0.59	0.59
Net realized and unrealized gain (loss)	(2.28)	(0.06)	0.29	1.63	(1.27)

Total from investment operations	(1.76)	0.43	0.83	2.22	(0.68)

Less dividends and distributions to shareholders from:

Net investment income	(0.58)	(0.53)	(0.56)	(0.60)	(0.65)
Net realized gain	(0.02)	(0.20)	(0.01)	(0.06)	(0.04)
Tax return of capital	—	—	(0.14)	(0.05)	(0.02)

Total dividends and distributions to shareholders	(0.60)	(0.73)	(0.71)	(0.71)	(0.71)

Net increase (decrease) in net asset value	(2.36)	(0.30)	0.12	1.51	(1.39)

Net asset value, end of year	$11.72	$14.08	$14.38	$14.26	$12.75

Total return[b,c]	–12.64%	3.08%	6.17%	17.75%	–4.96%

Ratios/Supplemental Data:

Net assets, end of year (in millions)	$917.0	$1,215.9	$1,110.5	$888.8	$661.8

Ratios to average daily net assets:

Expenses	1.12%	1.12%	1.14%	1.14%	1.15%

Net investment income (loss)	4.19%	3.40%	3.89%	4.29%	4.31%

Portfolio turnover rate	42%	45%	49%	47%	51%

[a]	Calculation based on average shares outstanding.
[b]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[c]	Does not reflect sales charges, which would reduce return.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class C
	For the Year Ended December 31,
Per Share Operating Data:	2022	2021	2020	2019	2018
Net asset value, beginning of year	$13.99	$14.29	$14.17	$12.68	$14.06

Income (loss) from investment operations:

Net investment income (loss)[a]	0.44	0.39	0.44	0.50	0.50
Net realized and unrealized gain (loss)	(2.27)	(0.05)	0.29	1.61	(1.26)

Total from investment operations	(1.83)	0.34	0.73	2.11	(0.76)

Less dividends and distributions to shareholders from:

Net investment income	(0.50)	(0.44)	(0.46)	(0.51)	(0.56)
Net realized gain	(0.02)	(0.20)	(0.01)	(0.06)	(0.04)
Tax return of capital	—	—	(0.14)	(0.05)	(0.02)

Total dividends and distributions to shareholders	(0.52)	(0.64)	(0.61)	(0.62)	(0.62)

Net increase (decrease) in net asset value	(2.35)	(0.30)	0.12	1.49	(1.38)

Net asset value, end of year	$11.64	$13.99	$14.29	$14.17	$12.68

Total return[b,c]	–13.23%	2.43%	5.51%	16.93%	–5.54%

Ratios/Supplemental Data:

Net assets, end of year (in millions)	$332.7	$511.1	$561.8	$702.7	$650.9

Ratios to average daily net assets:

Expenses	1.77%	1.77%	1.79%	1.79%	1.80%

Net investment income (loss)	3.51%	2.75%	3.24%	3.64%	3.68%

Portfolio turnover rate	42%	45%	49%	47%	51%

[a]	Calculation based on average shares outstanding.
[b]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[c]	Does not reflect sales charges, which would reduce return.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class F
	For the Year Ended December 31,
Per Share Operating Data:	2022	2021	2020	2019	2018
Net asset value, beginning of year	$14.11	$14.41	$14.28	$12.77	$14.16

Income (loss) from investment operations:

Net investment income (loss)[a]	0.57	0.54	0.59	0.64	0.64
Net realized and unrealized gain (loss)	(2.29)	(0.06)	0.29	1.63	(1.27)

Total from investment operations	(1.72)	0.48	0.88	2.27	(0.63)

Less dividends and distributions to shareholders from:

Net investment income	(0.62)	(0.58)	(0.60)	(0.65)	(0.70)
Net realized gain	(0.02)	(0.20)	(0.01)	(0.06)	(0.04)
Tax return of capital	—	—	(0.14)	(0.05)	(0.02)

Total dividends and distributions to shareholders	(0.64)	(0.78)	(0.75)	(0.76)	(0.76)

Net increase (decrease) in net asset value	(2.36)	(0.30)	0.13	1.51	(1.39)

Net asset value, end of year	$11.75	$14.11	$14.41	$14.28	$12.77

Total return[b]	–12.31%	3.43%	6.60%	18.12%	–4.62%

Ratios/Supplemental Data:

Net assets, end of year (in millions)	$1,335.2	$1,423.8	$1,509.9	$888.2	$560.0

Ratios to average daily net assets:

Expenses	0.77%	0.77%	0.79%	0.79%	0.80%

Net investment income (loss)	4.58%	3.74%	4.27%	4.64%	4.71%

Portfolio turnover rate	42%	45%	49%	47%	51%

[a]	Calculation based on average shares outstanding.
[b]	Return assumes the reinvestment of all dividends and distributions at net asset value.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class I
	For the Year Ended December 31,
Per Share Operating Data:	2022	2021	2020	2019	2018
Net asset value, beginning of year	$14.11	$14.41	$14.29	$12.78	$14.17

Income (loss) from investment operations:

Net investment income (loss)[a]	0.56	0.53	0.58	0.63	0.63
Net realized and unrealized gain (loss)	(2.29)	(0.05)	0.29	1.63	(1.27)

Total from investment operations	(1.73)	0.48	0.87	2.26	(0.64)

Less dividends and distributions to shareholders from:

Net investment income	(0.61)	(0.58)	(0.60)	(0.64)	(0.69)
Net realized gain	(0.02)	(0.20)	(0.01)	(0.06)	(0.04)
Tax return of capital	—	—	(0.14)	(0.05)	(0.02)

Total dividends and distributions to shareholders	(0.63)	(0.78)	(0.75)	(0.75)	(0.75)

Net increase (decrease) in net asset value	(2.36)	(0.30)	0.12	1.51	(1.39)

Net asset value, end of year	$11.75	$14.11	$14.41	$14.29	$12.78

Total return[b]	–12.37%	3.37%	6.46%	18.05%	–4.66%

Ratios/Supplemental Data:

Net assets, end of year (in millions)	$5,742.4	$9,634.8	$7,992.3	$6,389.4	$3,840.0

Ratios to average daily net assets:

Expenses	0.84%	0.83%	0.85%	0.85%	0.86%

Net investment income (loss)	4.42%	3.68%	4.18%	4.60%	4.61%

Portfolio turnover rate	42%	45%	49%	47%	51%

[a]	Calculation based on average shares outstanding.
[b]	Return assumes the reinvestment of all dividends and distributions at net asset value.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class R
	For the Year Ended December 31,
Per Share Operating Data:	2022	2021	2020	2019	2018
Net asset value, beginning of year	$14.10	$14.40	$14.27	$12.77	$14.15

Income (loss) from investment operations:

Net investment income (loss)[a]	0.50	0.46	0.51	0.57	0.57
Net realized and unrealized gain (loss)	(2.29)	(0.05)	0.30	1.62	(1.26)

Total from investment operations	(1.79)	0.41	0.81	2.19	(0.69)

Less dividends and distributions to shareholders from:

Net investment income	(0.56)	(0.51)	(0.53)	(0.58)	(0.63)
Net realized gain	(0.02)	(0.20)	(0.01)	(0.06)	(0.04)
Tax return of capital	—	—	(0.14)	(0.05)	(0.02)

Total dividends and distributions to shareholders	(0.58)	(0.71)	(0.68)	(0.69)	(0.69)

Net increase (decrease) in net asset value	(2.37)	(0.30)	0.13	1.50	(1.38)

Net asset value, end of year	$11.73	$14.10	$14.40	$14.27	$12.77

Total return[b]	–12.83%	2.91%	6.08%	17.46%	–5.03%

Ratios/Supplemental Data:

Net assets, end of year (in 000s)	$1,278.3	$2,071.6	$2,862.1	$2,772.0	$2,320.8

Ratios to average daily net assets:

Expenses	1.27%	1.27%	1.29%	1.29%	1.30%

Net investment income (loss)	3.99%	3.24%	3.74%	4.15%	4.22%

Portfolio turnover rate	42%	45%	49%	47%	51%

[a]	Calculation based on average shares outstanding.
[b]	Return assumes the reinvestment of all dividends and distributions at net asset value.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class Z
	For the Year Ended December 31,
Per Share Operating Data:	2022	2021	2020	2019	2018
Net asset value, beginning of year	$14.12	$14.41	$14.29	$12.78	$14.16

Income (loss) from investment operations:

Net investment income (loss)[a]	0.57	0.54	0.60	0.65	0.64
Net realized and unrealized gain (loss)	(2.30)	(0.05)	0.27	1.62	(1.26)

Total from investment operations	(1.73)	0.49	0.87	2.27	(0.62)

Less dividends and distributions to shareholders from:

Net investment income	(0.62)	(0.58)	(0.60)	(0.65)	(0.70)
Net realized gain	(0.02)	(0.20)	(0.01)	(0.06)	(0.04)
Tax return of capital	—	—	(0.14)	(0.05)	(0.02)

Total dividends and distributions to shareholders	(0.64)	(0.78)	(0.75)	(0.76)	(0.76)

Net increase (decrease) in net asset value	(2.37)	(0.29)	0.12	1.51	(1.38)

Net asset value, end of year	$11.75	$14.12	$14.41	$14.29	$12.78

Total return[b]	–12.37%	3.50%	6.52%	18.11%	–4.55%

Ratios/Supplemental Data:

Net assets, end of year (in 000s)	$45,976.3	$64,194.6	$83,089.3	$10,582.9	$1,934.2

Ratios to average daily net assets:

Expenses	0.77%	0.77%	0.79%	0.79%	0.80%

Net investment income (loss)	4.53%	3.74%	4.32%	4.67%	4.76%

Portfolio turnover rate	42%	45%	49%	47%	51%

[a]	Calculation based on average shares outstanding.
[b]	Return assumes the reinvestment of all dividends and distributions at net asset value.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Preferred Securities and Income Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on February 22, 2010 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The Fund’s investment objective is to seek total return through high current income and capital appreciation. The authorized shares of the Fund are divided into six classes designated Class A, C, F, I, R and Z shares. Each of the Fund’s shares has equal dividend, liquidation and voting rights (except for matters relating to distribution and shareholder servicing of such shares).

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic (ASC) 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Forward foreign currency contracts are valued daily at the prevailing forward exchange rate. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued based upon prices provided by a third-party pricing service. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The Board of Directors has designated the investment advisor as the Fund’s “Valuation Designee” under Rule 2a-5 under the 1940 Act. As Valuation Designee, the investment advisor is authorized to make fair valuation determinations, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of December 31, 2022 in valuing the Fund’s investments carried at value:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Exchange-Traded Funds	$76,781,135	$—	$—	$76,781,135
Preferred Securities—
$25 Par Value	1,243,371,194	—	—	1,243,371,194
Preferred Securities—
Capital Securities	—	6,914,872,178	—	6,914,872,178

Total Investments in Securities[a]	$1,320,152,329	$6,914,872,178	$—	$8,235,024,507

Forward Foreign Currency Exchange Contracts	$—	$1,347,682	$—	$1,347,682

Total Derivative Assets[a]	$—	$1,347,682	$—	$1,347,682

Interest Rate Swap Contracts	$—	$(3,476,448)	$—	$(3,476,448)
Forward Foreign Currency Exchange Contracts	—	(9,969,283)	—	(9,969,283)

Total Derivative Liabilities[a]	$—	$(13,445,731)	$—	$(13,445,731)

[a]	Portfolio holdings are disclosed individually on the Schedule of Investments.

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from REITs are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of

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NOTES TO FINANCIAL STATEMENTS—(Continued)

distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign currency transaction gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any), currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices, currencies and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Interest Rate Swaption Contracts: The Fund may write or purchase interest rate swaptions, which are options to enter into a pre-defined swap agreement at a specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises the swaption. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Centrally Cleared Interest Rate Swap Contracts: The Fund may enter into interest rate swaps which are intended to reduce interest rate risk. When entering into interest rate swaps, the Fund agrees to pay or receive from the other party to the interest rate swap (which is known as the counterparty) a variable rate payment in exchange for the counterparty’s agreement to pay or receive from the Fund a fixed rate payment. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts in the Statement of Assets and Liabilities. Any upfront payments paid or received upon entering into a swap agreement would be recorded as assets or liabilities,

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

respectively, in the Statement of Assets and Liabilities, and amortized or accreted over the life of the swap and recorded as realized gain (loss) in the Statement of Operations. Payments received from or paid to the counterparty during the term of the swap agreement, or at termination, are recorded as realized gain (loss) in the Statement of Operations.

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the NAV per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the year ended December 31, 2022, a portion of the dividends has been reclassified to distributions from net realized gain.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities are recorded net of non-U.S. taxes paid. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of December 31, 2022, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory Fees, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.70% of the average daily net assets of the Fund up to $8.5 billion and 0.65% of such assets in excess of $8.5 billion.

For the year ended December 31, 2022 and through June 30, 2024, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 1.20% for Class A shares, 1.85% for Class C shares, 0.85% for Class F shares, 0.85% for Class I shares, 1.35% for Class R shares and 0.85% for Class Z shares. This contractual agreement can only be amended at any time by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Fund and the investment advisor. For the year ended December 31, 2022, the investment adviser did not waive and/or reimburse expenses.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.05% of the average daily net assets of the Fund. For the year ended December 31, 2022, the Fund incurred $5,030,967 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the investment advisor. The Fund has adopted an amended distribution and service plan (the plan) pursuant to Rule 12b-1 under the 1940 Act, which allows the Fund to pay distribution fees for the sale and distribution of its shares. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares, up to 0.75% of the average daily net assets attributable to Class C shares and up to 0.50% of the average daily net assets attributable to Class R shares. In addition, with respect to Class R shares, such amounts may also be used to pay for services to Fund shareholders or services related to the maintenance of shareholder accounts.

There is a maximum initial sales charge of 3.75% for Class A shares. There is a contingent deferred sales charge (CDSC) of 1.00% on purchases of $1 million or more of Class A shares, which applies if redemption occurs within one year from purchase. There is a maximum CDSC of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. For the year ended December 31, 2022, the Fund has been advised that the distributor received $55,439, which represents a portion of the sales commissions paid by shareholders from the sale of Class A shares, and $25,176 and $51,251 of CDSC relating to redemptions of Class A and Class C shares, respectively. The distributor has advised the Fund that proceeds from the CDSC on these classes will be used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of these classes, including payments to dealers and other financial intermediaries for selling these classes. The payment of a CDSC may result in the distributor receiving amounts greater or less than the upfront commission paid by the distributor to the financial intermediary.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor or its affiliates a fee, accrued daily, at an annual rate of up to 0.10% of the average daily net assets of the Fund’s

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NOTES TO FINANCIAL STATEMENTS—(Continued)

Class A and Class I shares and up to 0.25% of the average daily net assets of the Fund’s Class C shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $63,353 for the year ended December 31, 2022.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2022, totaled $4,117,361,471 and $6,177,981,559, respectively.

Note 4. Derivative Investments

The following tables present the value of derivatives held at December 31, 2022 and the effect of derivatives held during the year ended December 31, 2022, along with the respective location in the financial statements.

Statement of Assets and Liabilities

	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Foreign Currency Exchange Risk:
Forward Foreign Currency Exchange Contracts[a]	Unrealized appreciation	$1,347,682	Unrealized depreciation	$9,969,283

Interest Rate Risk:
Interest Rate Swap Contracts[b]	Receivable for variation margin on interest rate swap contracts	(3,476,448)[c]	—	—

[a]	Forward foreign currency exchange contracts executed with Brown Brothers Harriman are not subject to a master netting agreement or another similar arrangement.
[b]	Not subject to a master netting agreement or another similar arrangement.
[c]

Amount represents the cumulative net depreciation on interest rate swap contracts as reported on the Schedule of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin receivable from the broker.

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NOTES TO FINANCIAL STATEMENTS—(Continued)

Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Equity Risk:
Purchased Option Contracts[a]	Net Realized and Unrealized Gain (Loss)	$(674,516)	$—
Foreign Currency Exchange Risk:
Forward Foreign Currency Exchange Contracts	Net Realized and Unrealized Gain (Loss)	52,536,355	(568,464)
Purchased Option Contracts[a]	Net Realized and Unrealized Gain (Loss)	(2,238,572)	—
Interest Rate Risk:
Purchased Option Contracts[a]	Net Realized and Unrealized Gain (Loss)	33,843,739	1,089,163
Written Option Contracts	Net Realized and Unrealized Gain (Loss)	(22,453,270)	(1,391,897)
Interest Rate Swap Contracts	Net Realized and Unrealized Gain (Loss)	—	(3,476,448)

[a]	Purchased option contracts are included in net realized gain (loss) and change in unrealized appreciation (depreciation) on investments in securities.

The following summarizes the volume of the Fund’s option contracts, interest rate swap contracts and forward foreign currency exchange contracts activity for the year ended December 31, 2022:

	Purchased Option Contracts[a,b]	Written Option Contracts[a,b]	Interest Rate Swap Contracts[a,b]	Forward Foreign Currency Exchange Contracts
Average Notional Amount	$338,105,320	$365,806,882	$165,000,000	$475,386,191

[a]

Average notional amounts represent the average for all months in which the Fund had option contracts outstanding at month end. For the period, this represents eleven months and ten months for purchased and written option contracts, respectively. For the period, this represents two months for interest rate swap contracts.

[b]	Notional amount for swaption contracts represents the notional amount of the underlying swap contract. Notional amount for binary option contracts represents the nominal payout amount.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 5. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31,
	2022	2021
Ordinary income	$495,515,109	$517,329,011
Long-term capital gain	—	134,948,298

Total dividends and distributions	$495,515,109	$652,277,309

As of December 31, 2022, the tax-basis components of accumulated earnings, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$9,293,342,939

Gross unrealized appreciation on investments	$20,734,763
Gross unrealized depreciation on investments	(1,081,137,988)

Net unrealized appreciation (depreciation) on investments	$(1,060,403,225)

Undistributed ordinary income	$9,721,191

As of December 31, 2022, the Fund has a net capital loss carryforward of $527,370,459 which may be used to offset future capital gains. The loss is comprised of $224,380,637 of short-term capital loss carryover and $302,989,822 of long-term capital loss carryover, which under current federal income tax rules, may offset capital gains recognized in any future period.

As of December 31, 2022, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities, mark to market on forward foreign currency contracts and certain fixed-income securities and permanent book/tax differences primarily attributable to certain fixed income securities. To reflect reclassifications arising from the permanent differences, paid-in capital was credited $35,321,873 and total distributable earnings/(accumulated loss) was charged $35,321,873. Net assets were not affected by this reclassification.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 6. Capital Stock

The Fund is authorized to issue 2.2 billion shares of capital stock, at a par value of $0.001 per share, classified in six classes as follows: 200 million of Class A capital stock, 200 million of Class C capital stock, 200 million of Class F capital stock, 1.2 billion of Class I capital stock, 200 million of Class R capital stock and 200 million of Class Z capital stock. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. With the exception of Class C shares held through certain intermediaries, Class C shares will automatically convert into Class A shares on a monthly basis approximately eight years after the original date of purchase. Transactions in Fund shares were as follows:

	For the Year Ended December 31, 2022		For the Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Class A:
Sold	21,572,837	$269,520,440	30,703,192	$440,158,248
Issued as reinvestment of dividends and distributions	2,917,986	36,088,070	3,119,569	44,401,291
Redeemed	(32,598,673)	(405,046,038)	(24,685,045)	(353,586,840)

Net increase (decrease)	(8,107,850)	$(99,437,528)	9,137,716	$130,972,699

Class C:
Sold	2,425,599	$30,125,132	6,937,057	$98,760,950
Issued as reinvestment of dividends and distributions	1,069,502	13,177,368	1,310,219	18,523,300
Redeemed	(11,460,025)	(141,274,894)	(11,017,023)	(156,820,933)

Net increase (decrease)	(7,964,924)	$(97,972,394)	(2,769,747)	$(39,536,683)

Class F:
Sold	66,718,401	$837,449,567	41,035,734	$590,210,306
Issued as reinvestment of dividends and distributions	4,215,723	51,998,803	3,390,701	48,382,036
Redeemed	(58,160,951)	(722,057,426)	(48,304,779)	(691,583,339)

Net increase (decrease)	12,773,173	$167,390,944	(3,878,344)	$(52,990,997)

Class I:
Sold	228,658,977	$2,867,479,928	253,651,570	$3,642,732,798

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

	For the Year Ended December 31, 2022		For the Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Issued as reinvestment of dividends and distributions	21,888,862	272,713,953	26,572,605	379,019,547
Redeemed	(444,443,097)	(5,599,788,056)	(152,042,109)	(2,178,457,829)

Net increase (decrease)	(193,895,258)	$(2,459,594,175)	128,182,066	$1,843,294,516

Class R:
Sold	2,400	$30,337	6,266	$90,027
Issued as reinvestment of dividends and distributions	6,004	74,664	8,449	120,475
Redeemed	(46,421)	(571,141)	(66,574)	(951,258)

Net increase (decrease)	(38,017)	$(466,140)	(51,859)	$(740,756)

Class Z:
Sold	688,450	$8,623,906	753,390	$10,824,941
Issued as reinvestment of dividends and distributions	217,450	2,699,128	253,116	3,613,413
Redeemed	(1,541,040)	(18,691,709)	(2,223,069)	(31,987,503)

Net increase (decrease)	(635,140)	$(7,368,675)	(1,216,563)	$(17,549,149)

Note 7. Other Risks

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Contingent Capital Securities Risk: Contingent capital securities (sometimes referred to as “CoCos”) are debt or preferred securities with loss absorption characteristics built into the terms of the security, for example, a mandatory conversion into common stock of the issuer under certain circumstances, such as the issuer’s capital ratio falling below a certain level. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening the investor’s standing in a bankruptcy. Some CoCos provide for a reduction in the value or principal amount of the security under such circumstances. In addition, most CoCos are considered to be high yield or “junk” securities and are therefore subject to the risks of investing in below investment-grade securities. Finally, CoCo issuers can, at their discretion, suspend dividend distributions on their CoCo securities and are more likely to do so in response to negative economic conditions and/or government regulation. Omitted distributions are typically non-cumulative and will not be paid on a future date. Any omitted distribution may negatively impact the returns or distribution rate of the Fund.

Credit and Below-Investment-Grade Securities Risk: Preferred securities may be rated below investment grade or may be unrated. Below-investment-grade securities, or equivalent unrated securities, which are commonly known as “high-yield bonds” or “junk bonds,” generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.

Concentration Risk: Because the Fund invests at least 25% of its net assets in the financials sector, it will be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition. In addition, the Fund will also be subject to the risks of investing in the individual industries and securities that comprise the financials sector, including the bank, diversified financials, real estate (including REITs) and insurance industries. To the extent that the Fund focuses its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, pipelines, health care and telecommunications, the Fund will be subject to the risks associated with these particular sectors and industries. These sectors and industries may be adversely affected by, among others, changes in government regulation, world events and economic conditions.

Liquidity Risk: Liquidity risk is the risk that particular investments of the Fund may become difficult to sell or purchase. The market for certain investments may become less liquid or illiquid due to adverse changes in the conditions of a particular issuer or due to adverse market or economic conditions. In addition, dealer inventories of certain securities, which provide an indication of the ability of dealers to engage in “market making,” are at, or near, historic lows in relation to market size, which has the potential to increase price volatility in the fixed income markets in which the Fund invests. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. As a result of this decreased

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. Further, transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Liquidity risk also includes the risk that market conditions or large shareholder redemptions may impact the ability of the Fund to meet redemption requests within required time periods. In order to meet such redemption requests, the fund may be forced to sell securities at inopportune times or prices.

Foreign (Non-U.S.) and Emerging Market Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Currency Risk: Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline solely as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. The Fund may, but is not required to, engage in various investments that are designed to hedge the Fund’s foreign currency risks, and such investments are subject to the risks described under “Derivatives and Hedging Transactions Risk” below.

Derivatives and Hedging Transactions Risk: The Fund’s use of derivatives, including for the purpose of hedging interest rate or foreign currency risks, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are counterparty risk, financial leverage risk, liquidity risk, OTC trading risk and tracking risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.

Options Risk: Gains on options transactions depend on the investment advisor’s ability to predict correctly the direction of stock prices, indexes, interest rates, and other economic factors, and unanticipated changes may cause poorer overall performance for the Fund than if it had not engaged in such transactions. A rise in the value of the security or index underlying a call option written by the Fund exposes the Fund to possible loss or loss of opportunity to realize appreciation in the value of any portfolio securities underlying or otherwise related to the call option. By writing a put option, the Fund assumes the risk of a decline in the underlying security or index. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position, and for certain options not traded on an exchange no market usually exists. Trading could be interrupted, for example, because of

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

supply and demand imbalances arising from a lack of either buyers or sellers, or an options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange.

Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, that Fund may experience losses in some cases as a result of such inability, may not be able to close its position and, in such an event would be unable to control its losses.

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war (including Russia’s military invasion of Ukraine), terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics or pandemics, such as that caused by the COVID-19 virus and its variants (COVID-19), market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on U.S. and global economies and financial markets. Supply chain disruptions or significant changes in the supply or prices of commodities or other economic inputs may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies or industries. Events occurring in one region of the world may negatively impact industries and regions that are not otherwise directly impacted by the events. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

Although the long-term economic fallout of COVID-19 is difficult to predict, it has contributed to, and may continue to contribute to, market volatility, inflation and systemic economic weakness. COVID-19 and efforts to contain its spread may also exacerbate other pre-existing political, social, economic, market and financial risks. In addition, the U.S. government and other central banks across Europe, Asia, and elsewhere announced and/or adopted economic relief packages in response to COVID-19. The end of any such program could cause market downturns, disruptions and volatility, particularly if markets view the ending as premature. The COVID-19 pandemic and its effects are expected to continue, and therefore the economic outlook, particularly for certain industries and businesses, remains inherently uncertain.

On January 31, 2020, the United Kingdom (UK) withdrew from the European Union (EU) (referred to as Brexit), commencing a transition period that ended on December 31, 2020. The EU-UK Trade and Cooperation Agreement, a bilateral trade and cooperation deal governing the future relationship between the UK and the EU (TCA), provisionally went into effect on January 1, 2021, and entered into force officially on May 1, 2021, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the UK and throughout Europe. There is still considerable uncertainty relating to the potential consequences of the exit, how the negotiations for new trade agreements will be conducted, and whether the UK’s exit will increase the likelihood of other countries also departing the EU. During this period of uncertainty, the negative impact on the UK, European and broader global economies, could be significant, potentially resulting in increased market

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

volatility and illiquidity, political, economic, and legal uncertainty, and lower economic growth for companies that rely significantly on Europe for their business activities and revenues.

On February 24, 2022, Russia launched a large-scale invasion of Ukraine significantly amplifying already existing geopolitical tensions. The United States and many other countries have instituted various economic sanctions against Russia, Russian individuals and entities and Belarus. The extent and duration of the military action, sanctions imposed and other punitive actions taken (including any Russian retaliatory responses to such sanctions and actions), and resulting disruptions in Europe and globally cannot be predicted, but could be significant and have a severe adverse effect on the global economy, securities markets and commodities markets globally, including through global supply chain disruptions, increased inflationary pressures and reduced economic activity. To the extent the Fund has exposure to the energy sector, the Fund may be especially susceptible to these risks. These disruptions may also make it difficult to value the Fund’s portfolio investments and cause certain of the Fund’s investments to become illiquid. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The U.S. Securities and Exchange Commission’s (SEC) final rules, related requirements and amendments to modernize reporting and disclosure, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund. In addition to Rule 18f-4, which governs the way derivatives are used by registered investment companies, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of instruments used by the Fund. The Fund and the instruments in which it invests may be subject to new or additional regulatory constraints in the future. While the full extent of all of these regulations is unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. For example, climate change regulation (such as decarbonization legislation, other mandatory controls to reduce emissions of greenhouse gases, or related disclosure requirements) could significantly affect the Fund or its investments by, among other things, increasing compliance costs or underlying companies’ operating costs and capital expenditures. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

LIBOR Risk: Many financial instruments are tied to the London Interbank Offered Rate, or “LIBOR,” to determine payment obligations, financing terms, hedging strategies, or investment value. LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. The Head of the UK Financial Conduct Authority (FCA) and LIBOR’s administrator, ICE Benchmark Administration (IBA) ceased publication of most LIBOR settings at the end of 2021 and the IBA is expected to cease publication of a majority of U.S. dollar LIBOR settings after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate (SOFR) for U.S. dollar

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

LIBOR and the Sterling Overnight Interbank Average Rate for GBP LIBOR). Other countries are introducing their own local-currency-denominated alternative reference rates for short-term lending and global consensus on alternative rates is lacking.

In March 2022, the U.S. federal government enacted the Adjustable Interest Rate (LIBOR) Act (LIBOR Act) to establish a process for replacing LIBOR in certain existing contracts that do not already provide for the use of a clearly defined or practicable replacement benchmark rate as described in the LIBOR Act. Generally, for contracts that do not contain a fallback provision as described in the LIBOR Act, a benchmark replacement recommended by the Federal Reserve Board will effectively replace the U.S. dollar LIBOR benchmark in the contract after June 30, 2023. The recommended benchmark replacement will be based on SOFR published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes. On December 16, 2022, the Federal Reserve Board adopted a final rule that implements the LIBOR Act. The final rule restates safe harbor protections contained in the LIBOR Act for selection or use of the replacement benchmark rate selected by the Federal Reserve Board. Consistent with the LIBOR Act, the final rule is also intended to ensure that LIBOR contracts adopting a benchmark rate selected by the Federal Reserve Board will not be interrupted or terminated following LIBOR’s replacement.

There remains uncertainty and risk regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments, the suitability of the proposed replacement rates, and the process for amending existing contracts and instruments remains unclear. As such, the transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of, inaccurate valuations of, and miscalculations of payment amounts for LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, any alternative reference rate may be a less effective substitute resulting in prolonged adverse market conditions for the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the cessation of LIBOR publications.

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks of investing in the Fund, please consult the Fund’s prospectus.

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. New Accounting Pronouncement

In January 2021, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2021-01 (ASU 2021-01), “Reference Rate Reform (Topic 848)”. Additionally, in December 2022, the FASB issued Accounting Standards Update No. 2022-06 (ASU 2022-06), “Reference Rate

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Reform (Topic 848)”. ASU 2022-06 and ASU 2021-01 are updates to ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, and the reference rate reform initiatives regulators have undertaken to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The ASU 2022-06 update extends the period of time preparers can use the reference rate reform relief guidance by two years. ASU 2022-06 defers the sunset date of Topic 848 from December 31, 2022 to December 31, 2024, after which entities will no longer be permitted to apply the relief in Topic 848. The amendments in these updates are effective immediately through December 31, 2024, for all entities. Management does not expect ASU 2021-01 or ASU 2022-06 to have a material impact on the financial statements.

Note 10. Subsequent Events

Management has evaluated events and transactions occurring after December 31, 2022 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Cohen & Steers Preferred Securities and Income Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cohen & Steers Preferred Securities and Income Fund, Inc. (the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 22, 2023

We have served as the auditor of one or more investment companies in the Cohen & Steers family of mutual funds since 1991.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

TAX INFORMATION—2022 (Unaudited)

For the calendar year ended December 31, 2022, for individual taxpayers, the Fund designates $455,845,259 as qualified dividend income eligible for reduced tax rates and $2,532,758 as qualified business income eligible for the 20% deduction and interest related dividends of $48,724,502. In addition, for corporate taxpayers, 41.94% of the ordinary dividends paid qualified for the dividends received deduction (DRD).

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the U.S. Securities and Exchange Commission’s (SEC) website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. The Fund’s Form N-PORT is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s net investment company taxable income and realized gains are a return of capital distributed from the Fund’s assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with its investment advisor, administrator, co-administrator, custodian and transfer agent. The management of the Fund’s day-to-day operations is delegated to its officers, the investment advisor, administrator and co-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Interested Directors[4]

Joseph M. Harvey 1963	Director, Chair	Until Next Election of Directors	Chief Executive Officer since 2022 and President since 2003 of Cohen & Steers Capital Management, Inc. (CSCM or the Advisor), and Chief Executive Officer since 2022 and President since 2004 of Cohen & Steers, Inc. (CNS). Chief Investment Officer of CSCM from 2003 to 2019. Prior to that, Senior Vice President and Director of Investment Research of CSCM.	21	Since 2014

Adam M. Derechin 1964	Director	Until Next Election of Directors	Chief Operating Officer of CSCM since 2003 and CNS since 2004. President and Chief Executive Officer of the Funds from 2005 to 2021.	21	Since 2021

Independent Directors

Michael G. Clark 1965	Director	Until Next Election of Directors	CFA; From 2006 to 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	21	Since 2011

(table continued on next page)

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

George Grossman 1953	Director	Until Next Election of Directors	Attorney-at-law.	21	Since 1993

Dean A. Junkans 1959	Director	Until Next Election of Directors	CFA; Advisor to SigFig (a registered investment advisor) since July, 2018; Chief Investment Officer at Wells Fargo Private Bank from 2004 to 2014 and Chief Investment Officer of the Wealth, Brokerage and Retirement group at Wells Fargo & Company from 2011 to 2014; former Member and Chair, Claritas Advisory Committee at the CFA Institute from 2013 to 2015; former Adjunct Professor and Executive-In-Residence, Bethel University, 2015 to 2022; former Board Member and Investment Committee member, Bethel University Foundation, 2010 to 2022; former Corporate Executive Board Member of the National Chief Investment Officers Circle, 2010 to 2015; formerly, Member of the Board of Governors of the University of Wisconsin Foundation, River Falls, 1996 to 2004; U.S. Army Veteran, Gulf War.	21	Since 2015

(table continued on next page)

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Gerald J. Maginnis 1955	Director	Until Next Election of Directors	Philadelphia Office Managing Partner, KPMG LLP from 2006 to 2015; Partner in Charge, KPMG Pennsylvania Audit Practice from 2002 to 2008; President, Pennsylvania Institute of Certified Public Accountants (PICPA) from 2014 to 2015; Member, PICPA Board of Directors from 2012 to 2016; Member, Council of the American Institute of Certified Public Accountants (AICPA) from 2013 to 2017; Member, Board of Trustees of AICPA Foundation from 2015 to 2020; Board member and Audit Committee Chairman of inTEST Corporation since 2020; Chairman of the Advisory Board of Centri Consulting LLC since 2022.	21	Since 2015

Jane F. Magpiong 1960	Director	Until Next Election of Directors	President, Untap Potential since 2013; Senior Managing Director, TIAA-CREF, from 2011 to 2013; National Head of Wealth Management, TIAA- CREF, from 2008 to 2011; President, Bank of America Private Bank from 2005 to 2008; and prior to that, Executive Vice President, Fleet Private Clients Group, from 2003 to 2004.	21	Since 2015

(table continued on next page)

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Daphne L. Richards 1966	Director	Until Next Election of Directors	President and CIO of Ledge Harbor Management since 2016; Investment Committee Member of the Berkshire Taconic Community Foundation since 2015 and Member of the Advisory Board of Northeast Dutchess Fund since 2016; former Independent Director of Cartica Management, LLC, 2015 to 2022; formerly, worked at Bessemer Trust Company from 1999 to 2014; Frank Russell Company from 1996 to 1999. Union Bank of Switzerland from 1993 to 1996; Credit Suisse from 1990 to 1993; and Hambros International Venture Capital Fund from 1988 to 1989.	21	Since 2017

(table continued on next page)

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Ramona Rogers-Windsor 1960	Director	Until Next Election of Directors	CFA; Member, Capital Southwest Board of Directors since March 2021; member, Thomas Jefferson University Board of Trustees since 2020; Managing Director, Public Investments Department, Northwestern Mutual Investment Management Company, LLC from 2012 to 2019; member, Milwaukee Film, LLC Board of Directors from 2016 to 2019.	21	Since 2021

[1]	The address for each director is 280 Park Avenue, New York, NY 10017.
[2]	On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.
[3]	The length of time served represents the year in which the Director was first elected or appointed to any fund in the Cohen & Steers Fund Complex.
[4]	“Interested person” as defined in the 1940 Act, of the Fund because of affiliation with CSCM (Interested Directors).

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

The officers of the Fund (other than Mr. Harvey, whose biography is provided above), their address, their year of birth and their principal occupations for at least the past five years are set forth below.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]

James Giallanza 1966	President and Chief Executive Officer	Executive Vice President of CSCM since 2014 and Prior to that, Senior Vice President of CSCM since 2006.	Since 2006

Albert Laskaj 1977	Treasurer and Chief Financial Officer	Senior Vice President of CSCM since 2019. Prior to that, Vice President of CSCM since 2015.	Since 2015

Dana A. DeVivo 1981	Secretary and Chief Legal Officer	Senior Vice President of CSCM since 2019. Prior to that, Vice President of CSCM since 2013.	Since 2015

Stephen Murphy 1966	Chief Compliance Officer and Vice President	Senior Vice President of CSCM since 2019. Prior to that, Managing Director at Mirae Asset Securities (USA) Inc. since 2017. Prior to that, Vice President and Chief Compliance Officer of Weiss Multi-Strategy Advisers LLC since 2011.	Since 2019

William F. Scapell 1967	Vice President	Executive Vice President of CSCM since 2014, Prior to that, Senior Vice President of CSCM since 2003.	Since 2003

Elaine Zaharis-Nikas 1973	Vice President	Senior Vice President of CSCM since 2014. Prior to that, Vice President of CSCM since 2005.	Since 2015

[1]	The address of each officer is 280 Park Avenue, New York, NY 10017.
[2]

Officers serve one-year terms. The length of time served represents the year in which the officer was first elected as an officer of any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan Limited, Cohen & Steers UK Limited, Cohen & Steers Ireland Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS

PREFERRED SECURITIES AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS

LOW DURATION PREFERRED AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXFX, LPXIX, LPXRX, LPXZX

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS ALTERNATIVE INCOME FUND

•	Designed for investors seeking high current income and capital appreciation, investing in equity, preferred and debt securities, focused on real assets and alternative income strategies

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

OFFICERS AND DIRECTORS

Joseph M. Harvey

Director, Chair and Vice President

Adam M. Derechin

Director

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

Ramona Rogers-Windsor

Director

James Giallanza

President and Chief Executive Officer

Albert Laskaj

Treasurer and Chief Financial Officer

Dana A. DeVivo

Secretary and Chief Legal Officer

Stephen Murphy

Chief Compliance Officer

and Vice President

William F. Scapell

Vice President

Elaine Zaharis-Nikas

Vice President

KEY INFORMATION

Investment Advisor and Administrator

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, NY 10017

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

SS&C GIDS, Inc.

P.O. Box 219953

Kansas City, MO 64121-9953

(800) 437-9912

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Distributor

Cohen & Steers Securities, LLC

280 Park Avenue

New York, NY 10017

NASDAQ Symbol:	Class A—CPXAX
Class C—CPXCX
Class F—CPXFX
Class I—CPXIX
Class R—CPRRX
Class Z—CPXZX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Preferred Securities and Income Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

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Cohen & Steers

Preferred

Securities and

Income Fund

Annual Report December 31, 2022

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website at www.cohenandsteers.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, by signing up at www.cohenandsteers.com.

You may elect to receive all future reports in paper, free of charge, at any time. If you invest through a financial intermediary, you can contact your financial intermediary or, if you are a direct investor, you can call (800) 330-7348 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held within the fund complex if you invest directly with the Fund.

CPXAXAR

Item 2. Code of Ethics.

The registrant has adopted a code of ethics as defined in Item 2 of Form N-CSR (the “Code of Ethics”) that applies to its Principal Executive Officer and Principal Financial Officer. The Code of Ethics was in effect during the reporting period. The registrant has not amended the Code of Ethics as described in Form N-CSR during the reporting period. The registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics, as described in Form N-CSR, during the reporting period. A current copy of the Code of Ethics is available on the registrant’s website at https://assets.cohenandsteers.com/assets/content/uploads/Code_of_Ethics_for_Principal_Executive_and_Principal_Financial_Officers_of_the_Funds.pdf. Upon request, a copy of the Code of Ethics can be obtained free of charge by calling 800-330-7348 or writing to the Secretary of the Registrant, 280 Park Avenue, 10th floor, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Gerald J. Maginnis qualifies as an audit committee financial expert based on his years of experience in the public accounting profession. The registrant’s board has determined that Michael G. Clark qualifies as an audit committee financial expert based on his years of experience in the public accounting profession and the investment management and financial services industry. The registrant’s board has determined that Ramona Rogers-Windsor qualifies as an audit committee financial expert based on her years of experience in the investment management and financial services industry. Each of Messrs. Clark and Maginnis and Ms. Rogers-Windsor is a member of the board’s audit committee, and each is independent as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years ended December 31, 2022 and December 31, 2021 for professional services rendered by the registrant’s principal accountant were as follows:

	2022	2021
Audit Fees	$46,346	$44,564
Audit-Related Fees	$0	$0
Tax Fees	$6,301	$6,059
All Other Fees	$0	$0

Tax fees were billed in connection with tax compliance services, including the preparation and review of federal and state tax returns.

(e)(1) The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor and any sub-advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e)(2) No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal years ended December 31, 2022 and December 31, 2021, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

	2022	2021
Registrant	$6,301	$6,059
Investment Advisor	$0	$0

(h) The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

By:	/s/ James Giallanza
Name: James Giallanza
Title: Principal Executive Officer
(President and Chief Executive Officer)

Date:	March 3, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James Giallanza
Name: James Giallanza
Title: Principal Executive Officer
(President and Chief Executive Officer)

By:	/s/ Albert Laskaj
Name: Albert Laskaj
Title: Principal Financial Officer
(Treasurer and Chief Financial Officer)

Date:	March 3, 2023